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                                                                    Exhibit 10.7

                           INSURANCE CLAIMS AGREEMENT

                  INSURANCE CLAIMS AGREEMENT, dated as of September 28, 2001 (this "Agreement"), between Carter-Wallace, Inc., a Delaware corporation
       ---------
("Company"), and Armkel, LLC, a Delaware limited liability company
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("Buyer")(each of the Company and Buyer, a "Party" and collectively, the
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"Parties").
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                                    RECITALS:

                  WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for,
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among other things, the sale, conveyance, transfer, assignment and delivery to
Buyer of all of the Company's and its Affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Asset Purchase"), effective in each case
                                   --------------
immediately prior to the ABC Merger (as defined herein);

                  WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MedPointe Inc., a Delaware corporation ("Parent"), MCC
              ---                                             ------
Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware
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corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have
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executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001
(including the exhibits, schedules and annexes thereto, the "Merger Agreement"),
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providing for, among other things, the merger of ABC Merger Sub with and into
ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the
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Company; and

                  WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, the Company and the Buyer wish to enter into this Agreement.

                  NOW, THEREFORE, the Parties, in consideration of the premises and the mutual covenants contained herein, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  1.1 General Terms. For purposes of this Agreement, the
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following terms have the meanings hereinafter indicated:

                  "Affiliate" means, with respect to any Person, any other
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Person directly or indirectly controlling, controlled by or under common control with such Person as of the time of determination.

                  "Claims Handling Agreement" shall mean any third party
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administrator or claims handling agreement of any kind or nature to which either
Party is directly or indirectly a party, in effect as of the date hereof, related to the handling of Insured Buyer Claims.

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                  "Insurance Administration" shall mean, with respect to each
                   ------------------------
Insurance Policy, (i) the accounting for retrospectively-related premiums, defense costs, indemnity payments, deductibles and retentions as appropriate under the terms and conditions of each of the Insurance Policies, (ii) the reporting to insurance carriers of any losses or claims and (iii) the distribution of Insurance Proceeds as contemplated by this Agreement.

                  "Insurance Policy" shall mean insurance policies and insurance
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contracts of any kind that as of the effective date of this Agreement are or have been owned or maintained by or provide a benefit in favor of the Company (including, without limitation, with respect to the Purchased Assets and Assumed Liabilities) or any of its predecessors, including without limitation primary, umbrella and excess comprehensive general liability policies, automobile insurance policies, aviation and aircraft insurance policies, worker's compensation insurance policies (including without limitation policies covering occupational disease), property, casualty and business interruption insurance policies, fiduciary insurance policies, fidelity insurance policies, directors and officers liability insurance policies (including any such policy for directors and officers liability which has been purchased to provide coverage for both continuing and former directors, officers and employees for claims arising from or relating to events, occurrences or other matters prior to or on the Closing Date).

                  "Insurance Proceeds" shall mean those monies received by or on
                   ------------------
behalf of an insured from an insurance carrier or paid by an insurance carrier on behalf of the insured.

                  "Insured Buyer Claim" shall mean any claim with respect to any
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Loss or expense that is covered by any Insurance Policy and that is related to the Purchased Assets, Assumed Liabilities, the Business or any Available
Employee.

                  "Insured Claims" shall mean any claim with respect to those
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Losses that, individually or in the aggregate, are covered within the terms and conditions of any of the Insurance Policies, whether or not subject to deductibles, coinsurance, uncollectibility or retrospectively-rated premium adjustments, but only to the extent that such Losses are within applicable Insurance Policy limits, including aggregates.

                  "Loss" shall mean any damage, claim, loss, charge, action,
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suit, proceeding, deficiency, tax, interest, penalty, punitive damages, exemplary damages and reasonable costs and expenses (including reasonable attorneys' fees).

                  "Person" shall mean any natural person, corporation, business
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trust, limited liability company, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

                  Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Asset Purchase Agreement.

                                   ARTICLE II

                                    INSURANCE

                  2.1 Insurance Policies and Rights. (a) To the extent permitted
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by law, without limiting the generality of the definition of Purchased Assets set forth in Section 2.1 of the Asset Purchase Agreement, the Purchased Assets shall include any and all rights of an insured party, including rights of indemnity and the right to be defended by or at the expense of the

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insurer, and to receive Insurance Proceeds with respect to all Insured Buyer
Claims under any Insurance Policies. Buyer shall be solely responsible for any and all deductibles, self-insured retentions, retrospective premiums (including but not limited to loss experience and exposure change), claims handling and other charges owed under the Insurance Policies with respect to the coverage provided for Insured Buyer Claims.

                  (b) To the extent permitted by law, without limiting the generality of the definition of Excluded Assets set forth in Section 2.2 of the Asset Purchase Agreement, the Excluded Assets shall include any and all rights of an insured party including rights of indemnity and the right to be defended by or at the expense of the insurer, and to receive Insurance Proceeds under any Insurance Policies other than the rights under the Insurance Policies which are included in Purchased Assets pursuant to Section 2.1(a) of the Asset Purchase Agreement and Section 2.1 of this Agreement. The Company shall be solely responsible for all deductibles, self-insured retentions, retrospective premiums, claims handling and other charges owed under the Insurance Policies with respect to the coverage provided for Insured Claims other than Insured Buyer Claims.

                  2.2 Administration and Reserves. From and after the Closing
                      ---------------------------
Date:

                  (a) The Company shall be responsible for Insurance Administration of all Insured Claims other than Insured Buyer Claims.

                  (b) Buyer shall be responsible for Insurance Administration of all Insured Buyer Claims.

                  (c) The Parties hereto shall cooperate with respect to Insurance Administration, and shall share information concerning such matters so that both Buyer and the Company are aware on a continuing basis of remaining aggregate limits of coverage, deductible payments and other matters relevant to continued dealings with insurers providing coverage for Losses of both Parties.

                  (d) Nothing in this Agreement shall be construed or deemed to affect in any way the right of either Party to obtain and administer future insurance policies or to enter into future indemnification agreements on whatever terms it believes to be advisable.

                  2.3 Allocation of Insurance Proceeds; Cooperation.
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                  (a) The Parties shall use reasonable efforts to insure that
Insurance Proceeds received with respect to claims, costs and expenses under the Insurance Policies shall be paid to the Company with respect to all Insured Claims other than Insured Buyer Claims and to the Buyer with respect to all Insured Buyer Claims. In addition, any deductible shall be incurred by either party in proportion to the related Insurance Proceeds received by such Party.

                  (b) With respect to policies that provide insurance against liability to third parties, each party agrees that it will not, without the prior written consent of the other Party (which shall not be unreasonably withheld, delayed or conditioned), collect from the insurer on claims otherwise payable to it, more than the percentage, arrived at as provided in the next sentence, of the aggregate limits of liability provided by each such policy. For each such Insurance Policy that is related to the Purchased Assets, Assumed Liabilities, the Business, or any Available Employee, the Parties will agree on the percentages referred to in the previous sentence based on the loss history under that policy and such other factors as they may reasonably consider

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relevant. If either Party receives payment from the insurer of a claim for which the Party receiving payment was entitled to be indemnified by the other Party then for purposes of the percentage limitations in the previous sentence, that payment shall be deemed to have been made to the other Party.

                  2.4 No Reduction of Coverage. Except for any reductions in
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coverage resulting from the submission and payment of Insured Claims, neither
Party shall take any action to eliminate or reduce coverage available to the other Party under any Insurance Policy or Claims Handling Agreement for any Losses or claims without the prior written consent of the other Party (which shall not be unreasonably withheld, delayed or conditioned).

                                  ARTICLE III

                            MISCELLANEOUS AND GENERAL

                  3.1 Modification or Amendment. Subject to the provisions of
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applicable law, the Parties hereto may only modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

                  3.2 Counterparts. This Agreement may be executed in any number
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of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

                  3.3 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.
                      ---------------------------------------------

                  (i) THIS AGREEMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSIES ARISING FROM OR RELATING TO THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding by certified mail in the manner provided in Section 3.4 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

                  (ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION

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DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE
TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.3.

                  3.4  Notices. Any notice, request, instruction or other
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document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally, (ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and
(iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

                  if to Buyer
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                  Armkel, LLC
                  c/o Kelso & Company
                  320 Park Avenue, 24/th/Floor
                  New York, NY 10022
                  Attention: James J. Connors, II, Esq.
                  Telecopy: (212) 223-2379

                  (with copies to:

                  Ronald Beard, Esq.
                  Gibson, Dunn & Crutcher LLP
                  4 Park Plaza
                  Irvine, California 92614
                  Telephone:  949-451-4089
                  Facsimile:  949-475-4730

                  Steven P. Buffone
                  Barbara L. Becker
                  Gibson, Dunn & Crutcher LLP
                  200 Park Avenue
                  New York, New York 10166
                  Telephone:  212-351-4000
                  Facsimile:  212-351-4035

                  and

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                  Lou Kling
                  Eileen T. Nugent
                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Telephone: 212-735-2770
                  Facsimile: 917-777-2770)

                  if to the Company
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                  MedPointe Inc.
                  51 JFK Parkway
                  1/st/ Floor West
                  Short Hills, NJ 07078
                  Attention: Anthony H. Wild
                  fax: (973) 218-2704

                  (with a copy to:

                  William E. Curbow, Esq.
                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York 10017
                  Telephone: 212-455-3160
                  Facsimile: 212-455-2502)

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

                  3.5  Entire Agreement. This Agreement, the Asset Purchase
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Agreement and the other Ancillary Agreements (as defined in the Asset Purchase
Agreement), including any schedules and exhibits hereto and thereto, constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the Parties, with respect to the subject matter hereof.

                  3.6  Severability. It is the intention of the Parties that the
                       ------------
provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. It is the intention of the Parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                  3.7  Assignment. This Agreement and any rights and obligations
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hereunder shall not be assignable by any Party whether by operation of law or otherwise, without the prior written consent of the other Party, and any assignment made in contravention of this Section 3.7 shall be null and void; provided that any Affiliate of a Party may perform any obligations due to be rendered by such Party to the other Party hereunder and any Party may cause any obligation

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due to it by the other Party hereunder to be rendered to its Affiliate, if in either of such cases, such substitution does not change the nature of the obligations in any way or otherwise have any material adverse impact on the other Party; provided further, that if a Party's Affiliate is performing any
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obligations on behalf of such Party, such Party shall continue to be directly and primarily liable hereunder for the performance thereof.

                  3.8  No Third-Party Beneficiary Rights. This Agreement is not
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intended to confer upon any Person other than the Parties any rights or remedies hereunder or in connection herewith.

                  3.9  Headings/Construction. Section headings contained in this
                       ---------------------
Agreement are for convenient reference only, and shall not in any way affect the meaning or interpretation of this Agreement. The language used in this Agreement will be deemed the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Person.

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                  IN WITNESS WHEREOF, the Parties hereby have caused this
Agreement to be executed by their proper officers, duly authorized to do so, as of the date first written above.

                                            Carter-Wallace, Inc.


                                            By: _________________________
                                                Name:
                                                Title:


                                            Armkel, LLC

                                            By: _________________________
                                                Name:
                                                Title:

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